SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             September 24, 1996
                     (Date of earliest event reported)

                         NWCG HOLDINGS CORPORATION
           (Exact name of Registrant as specified in its charter)

            Delaware                  33-82274              13-3771996
    (State of Incorporation)    (Commission File No.)     (IRS Employer
                                                        Identification No.)

       3200 Windy Hill Road, Suite 1100-West, Atlanta, Georgia  30339
        (Address of principal executive offices, including zip code)

                               (770) 955-0045
            (Registrant's telephone number, including area code)

       _____________________________________________________________
       (Former name or former address, if changed since last report)


     ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

               New World Communications Group Incorporated, a Delaware corporation (the "Company"), NWCG (Parent) Holdings Corporation, a Delaware corporation ("NWCGP"), NWCG Holdings Corporation, a Delaware corporation, the Registrant and a subsidiary of NWCGP ("NWCG Holdings"), and The News Corporation Limited, a South Australia corporation ("News Corp."), entered into a binding Memorandum of Understanding, dated as of July 17, 1996 (the "Memorandum of Understanding"), pursuant to which News Corp. agreed to acquire the Company. The Memorandum of Understanding provides that the parties thereto may execute definitive agreements to consummate the transactions contemplated by the Memorandum of Understanding. On September 24, 1996, the parties entered into definitive agreements in furtherance of the transactions contemplated by the Memorandum of Understanding.

               The Agreement and Plan of Merger, dated as of September 24, 1996, by and among the Company, News Corp., Fox Television Stations, Inc., a Delaware corporation in which News Corp. owns an indirect interest ("Fox"), and Fox Acquisition Co., Inc., a Delaware corporation and a wholly owned subsidiary of Fox ("Merger Sub"), provides, among other things, that Merger Sub will be merged with and into the Company (the "Merger") with the result that (a) the Company will become a wholly owned subsidiary of Fox; (b) each issued and outstanding share of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock") (other than any shares owned, directly or indirectly, by News Corp., Merger Sub or any other News Corp. Subsidiary (as such term is defined in the Merger Agreement)), will be converted into the right to receive 1.45 Preferred American Depositary Shares ("ADSs") of News Corp., each of which represents four fully paid and non-assessable Preferred Limited Voting Ordinary Shares, par value A$0.50 per share, of News Corp.; (c) each issued and outstanding share of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock") (other than any shares owned, directly or indirectly, by News Corp., Merger Sub or any other News Corp. Subsidiary and any shares as to which dissenters' rights are properly exercised), will be converted into the right to receive
     1.45 ADSs; (d) if the Series A Approval (as defined below) is obtained, each issued and outstanding share of the Company's 6.375% Cumulative Redeemable Preferred Stock, Series A, par value $.01 per share (the "Series A Preferred Stock") (other than any shares owned, directly or indirectly, by News Corp., Merger Sub or any other News Corp. Subsidiary and any shares as to which dissenters' rights are properly exercised) will be converted into the right to receive the number of ADSs equal to the product of
     (i) 1.45 and (ii) the number of shares of Class B Common Stock that a holder of such share of Series A Preferred Stock would have received if such share of Series A Preferred Stock had been converted into shares of Class B Common Stock immediately prior to the time (the "Effective Time") the certificate of merger relating to the Merger becomes effective under the Delaware General Corporation Law; and (e) if the Series E Approval (as defined below) is obtained, each outstanding share of the Company's Series E Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share (the "Series E Preferred Stock") (other than any shares owned, directly or indirectly, by News Corp., Merger Sub or any other News Corp. Subsidiary and any shares as to which dissenters' rights are properly exercised) will be converted into the right to receive the number of ADSs equal to the product of (i) 1.45 and (ii) the number of shares of Class A Common Stock that a holder of such share of Series E Preferred Stock would receive upon conversion of such share of Series E Preferred Stock immediately prior to the Effective Time.

          News Corp. and Fox have also entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of September 24, 1996, with NWCGP, an affiliate of Ronald O. Perelman, the Chairman of the Company's Board of Directors, pursuant to which, immediately prior to the Effective Time, Fox will purchase from NWCGP, 2,682,236 shares of Class B Common Stock owned by NWCGP and all of the outstanding capital stock of NWCG Holdings, which owns an aggregate of 34,510,000 shares of Class B Common Stock. Any shares of Common Stock, Series A Preferred Stock or Series E Preferred Stock owned, directly or indirectly, by News Corp., Merger Sub or any other News Corp. Subsidiary at the Effective Time, including the shares purchased pursuant to the Stock Purchase Agreement, will remain outstanding after the Merger.

               Approval of the Merger requires the affirmative vote of at least a majority of the voting power of the Class A Common Stock and the Class B Common Stock, voting together as a single class. Each outstanding share of Class A Common Stock is entitled to one vote and each outstanding share of Class B Common Stock is entitled to ten votes on the proposal to approve and adopt the Merger Agreement. The affirmative vote of holders of Series A Preferred Stock or Series E Preferred Stock is not required for approval of the Merger. However, conversion of shares of Series A Preferred Stock and shares of Series E Preferred Stock into ADSs pursuant to the Merger Agreement requires the vote of a majority of the outstanding shares of Series A Preferred Stock (the "Series A Approval") and the Series E Preferred Stock (the "Series E Approval"), respectively. In the event that the Series A Approval or the Series E Approval is not obtained, the shares of Series A Preferred stock or the shares of Series E Preferred Stock, as the case may be, will not be converted into ADSs pursuant to the Merger Agreement and will remain outstanding as shares of preferred stock of the surviving corporation in the Merger and will thereafter be convertible into the right to receive the number of ADSs determined in accordance with the terms of such series of preferred stock based on the exchange ratio for the Merger.

               NWCGP and NWCG Holdings have entered into a Voting Agreement, dated as of September 24, 1996, with Fox (the "NWCG Parent Voting Agreement"), pursuant to which NWCGP and NWCG Holdings have agreed to vote all of the shares of Class B Common Stock owned by them in favor of the Merger. Accordingly, approval of the Merger is assured regardless of the vote of any other stockholder of the Company. In addition, pursuant to a Voting Agreement, dated as of September 24, 1996, among Apollo Advisors L.P. ("Apollo"), News Corp. and Fox (the "Apollo Voting Agreement"), Apollo agreed, with respect to itself and its affiliates, as the sole holder of the issued and outstanding shares of Series A Preferred Stock, to vote, or cause to be voted, any shares of NWCG capital stock owned as of the Record Date for the Merger Proposal and the Charter Proposal.

               News Corp., Fox and affiliates of NWCGP have also entered into certain other agreements in connection with the transaction.


     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS

               (c)  Exhibits

               2.1 Memorandum of Understanding among the Company, NWCGP, NWCG Holdings and News Corp., dated as of July 17, 1996.(1)

               2.2 Agreement and Plan of Merger, dated as of September 24, 1996, by and among the Company, News Corp. Fox and Merger Sub.(2)

               2.3 Stock Purchase Agreement, dated as of September 24, 1996, by and among NWCGP, News Corp. and Fox.(2)

               10.1 Voting Agreement, dated as of September 24, 1996, among Fox, NWCGP and NWCG Holdings.(2)

               10.2 Voting Agreement, dated as of September 24, 1996, among Fox, News Corp. and Apollo.(2)

               10.3 Guaranty, dated as of September 24, 1996, entered into by News Corp. in favor of the Guaranteed Parties named therein.(2)

               10.4 Guaranty, dated as of September 24, 1996, entered into by Mafco Holdings Inc., a Delaware corporation ("Mafco"), in favor of News Corp. and Fox.(2)

     --------
     (1) Incorporated by reference from the Company's Form 8-K dated July 17, 1996 (File No. 0-23592).

     (2) Incorporated by reference from the Company's Form 8-K dated September 24, 1996 (File No. 0-23592).


                                 SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NWCG HOLDINGS CORPORATION

                                             By:   /s/ Joseph P. Page
                                                   ------------------
                                             Joseph P. Page
                                             Vice President and
                                             Chief Financial Officer

     Date:  October 4, 1996


                               EXHIBIT INDEX

          Exhibit
          Number                   Exhibit

          2.1  Memorandum of Understanding among the Company,
               NWCGP, NWCG Holdings and News Corp., dated as of
               July 17, 1996.(1)

          2.2 Agreement and Plan of Merger, dated as of September 24, 1996, by and among the Company, News Corp. Fox and Merger Sub.(2)

          2.3 Stock Purchase Agreement, dated as of September 24, 1996, by and among NWCGP, News Corp. and Fox.(2)

          10.1 Voting Agreement, dated as of September 24, 1996, among Fox, NWCGP and NWCG Holdings.(2)

          10.2 Voting Agreement, dated as of September 24, 1996, among Fox, News Corp. and Apollo.(2)

          10.3 Guaranty, dated as of September 24, 1996, entered into by News Corp. in favor of the Guaranteed
               Parties named therein.(2)

          10.4 Guaranty, dated as of September 24, 1996, entered into by Mafco, in favor of News Corp. and Fox.(2)

          --------
          (1)   Incorporated by reference from the Company's Form
          8-K dated July 17, 1996 (File No. 0-23592).

          (2)  Incorporated by reference from the Company's Form
          8-K dated September 24, 1996 (File No. 0-23592).